UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	[X]

Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to §240.14a-12

FTE NETWORKS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

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	(4)	Date Filed:

FTE NETWORKS, INC.

999 Vanderbilt Beach Rd., Suite 601

Naples, Florida 34108

December [●], 2018

To our Stockholders:

The Special Meeting in Lieu of an Annual Meeting of the Stockholders (the “Meeting”) of FTE Networks, Inc. (the “Company”) will be held at 9:00 a.m., local time on Wednesday, December 26, 2018, and at any adjournment or adjournments thereof, at 999 Vanderbilt Beach Rd., Suite 605, Naples, Florida 34108. Details of the business to be conducted at the Meeting are provided in the enclosed Notice of Meeting of Stockholders and Proxy Statement, which you are urged to read carefully.

On behalf of our Board of Directors, I cordially invite all stockholders to attend the Meeting. It is important that your shares be voted on the matters scheduled to come before the Meeting. Whether or not you plan to attend the Meeting, I urge you to vote your shares. We encourage you to vote your proxy by mailing in your enclosed proxy card in the enclosed postage paid envelope. Instructions on how to vote are found in the section entitled “How do I vote?” starting on page 5 of the Proxy Statement.

Sincerely,

/s/ Michael Palleschi
Michael Palleschi
Chief Executive Officer and Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the meeting of stockholders to be held on December 26, 2018: In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, we are now providing access to our proxy materials, including the Proxy Statement, our Annual Report for the fiscal year ended December 31, 2017 and a form of proxy relating to the Meeting, over the internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at https://proxyvote.com/. These proxy materials are available free of charge.

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NOTICE OF MEETING OF STOCKHOLDERS

OF FTE NETWORKS, INC.

TO BE HELD ON DECEMBER 26, 2018

NOTICE IS HEREBY GIVEN that the Special Meeting in Lieu of an Annual Meeting of Stockholders (the “Meeting”) of FTE Networks, Inc., a Nevada corporation (the “Company”), will be held at 9:00 a.m., local time on Wednesday, December 26, 2018, and at any adjournment or adjournments thereof, at 999 Vanderbilt Beach Rd., Suite 605, Naples, Florida 34108 for the following purposes:

1.	To elect a slate of nominees consisting of current directors Michael Palleschi, Fred Sacramone, Luisa Ingargiola, Patrick O’Hare, Christopher Ferguson and Brad Mitchell to serve as directors of the Company;

2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018;

3.	To approve the proposed amendment to the Company’s Articles of Incorporation to provide for a classified board of directors. and

4.	To consider and vote upon such other matter(s) as may properly come before the Meeting or any adjournment(s) thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice. The Company’s Board of Directors recommends that you vote in favor of proposals One, Two, and Three.

Stockholders of record as of November 23, 2018(the “Record Date”) are entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT, AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE. WE ENCOURAGE YOU TO VOTE YOUR PROXY BY MAILING IN YOUR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

Date: December [●], 2018	BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Palleschi
Michael Palleschi
Chief Executive Officer and Chairman of the Board

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PROXY STATEMENT

FTE NETWORKS, INC.

999 Vanderbilt Beach Rd., Suite 601

Naples, Florida 34108

This Proxy Statement and the accompanying proxy card are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of FTE Networks, Inc., a Nevada corporation (the “Company”) for the Special Meeting in Lieu of an Annual Meeting of the Stockholders (the “Meeting”) to be held at 9:00 a.m., local time on Wednesday, December 26, 2018, and at any adjournment or adjournments thereof, at 999 Vanderbilt Beach Rd., Suite 605, Naples, Florida 34108.

The approximate date on which this Proxy Statement and form of proxy are intended to be sent or given to the stockholders is December [●], 2018. These proxy materials are also available free of charge on the internet at https://proxyvote.com/. Stockholders are invited to attend the Meeting to vote on the proposals described in this Proxy Statement. However, stockholders do not need to attend the Meeting to vote. Instead, stockholders may simply complete, sign and return the proxy card in the enclosed postage paid envelope.

JOBS Act Explanatory Note

We are an “emerging growth company” under applicable federal securities laws and are therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of the date of our first sale of common equity securities of the issuer under an effective Securities Act registration statement, (ii) the last day of the fiscal year in which our annual gross revenues of $1.07 billion or more, (iii) the date on which we have, during the previous rolling three-year period, issued more than $1 billion in non-convertible debt securities or (iv) the date on which we are deemed to be a “large accelerated filer” as defined in the Exchange Act.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

The Board of the Company is soliciting your proxy to vote at the Meeting, including any adjournments or postponements of the Meeting. On or about December [●], 2018, we will mail the proxy materials to all stockholders entitled to vote at the Meeting. You are invited to attend the Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may sign and return a proxy card. Additional information on how you may vote can be found below under “How do I vote?”

How do I attend the Meeting?

The Meeting will be held on Wednesday December 26, 2018, at 9:00 a.m. Eastern Time at 999 Vanderbilt Beach Rd., Suite 605, Naples, Florida 34108. Information regarding directions to the Meeting may be obtained by email at ir@ftenet.com or by telephone at 877-850-4308. Information on how to vote in person at the Meeting is provided below. Only stockholders and authorized guests of the Company may attend the meeting, and all attendees will be required to show a valid form of ID (such as a government-issued form of photo identification). If you hold your shares in street name (i.e., through a bank or broker), you must also provide proof of share ownership, such as a letter from your bank or broker or a recent brokerage statement.

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Who can vote at the Meeting?

Only stockholders of record on November 23, 2018, will be entitled to vote at the Meeting. As of the Record Date, there were 18,047,233 shares entitled to vote, including shares of our preferred stock, which entitles the holder thereof to the number of votes equal to the number of whole shares of common stock into which such shares are convertible as of the Record Date.

Stockholder of Record: Shares Registered in Your Name

If on November 23, 2018, your shares were registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Meeting or vote by proxy. Whether or not you plan to attend the Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on November 23, 2018, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Meeting in person. However, since you are not the stockholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote:

1.	To elect a slate of nominees consisting of current directors Michael Palleschi, Fred Sacramone, Luisa Ingargiola, Patrick O’Hare, Christopher Ferguson and Brad Mitchell to serve a one-year term expiring at the 2019 annual meeting of the Company’s stockholders or, if Proposal 3 is approved, to hold office until the annual meeting of the Company’s stockholders applicable to the class of director to which such director will be assigned and until such director’s successor is elected and qualified, or until his or her earlier death, resignation or removal;

2.	To ratify the appointment of Marcum LLP (“Marcum”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018; and

3.	To approve the proposed amendment to the Company’s Articles of Incorporation to provide for a classified board of directors (the “Amendment”).

What if another matter is properly brought before the Meeting?

Our board of directors knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” all the nominees to our board of directors or you may “Withhold” your vote for any nominee you specify. For the other matters to be voted on, you may vote “For” or “Against” or you may abstain from voting, by checking the related box. The procedures for voting are as follows:

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Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Meeting or by proxy using the proxy card enclosed with your mailed proxy materials. Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote in person even if you have already voted by proxy.

1.	To vote using the proxy card, simply complete, sign and date the proxy card (which is enclosed in your mailed proxy materials) and return it promptly in the envelope provided. If you return your signed proxy card to us before the Meeting, we will vote your shares as you direct.

2.	To vote in person, come to the Meeting with proper ID, and we will give you a ballot when you arrive.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with your proxy materials containing voting instructions from that organization rather than from the Company. Simply complete and mail the voting instruction form or follow the voting instructions in the proxy materials to ensure that your vote is counted. To vote in person at the Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with your mailed proxy materials, or contact your broker or bank, to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of November 23, 2018.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card or in person at the Meeting, your shares will not be voted.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine matters” are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation and certain corporate governance proposals, such as certificate of incorporation amendments, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposals 1 and 3, without your instructions, but may vote your shares on Proposal 2.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “FOR” the election of the director nominees listed in this proxy statement, “FOR” approval of proposed amendment to the Company’s Articles of Incorporation, and “FOR” ratification of the appointment of Marcum as the Company’s independent registered public accounting firm. If any other matter is properly presented at the Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, over the telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We also will reimburse brokerage firms, banks, nominees and other persons holding shares for others for the cost of forwarding proxy materials to beneficial owners and obtaining their proxies.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

1.	You may submit another properly completed proxy card with a later date.

2.	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at FTE Networks, Inc., Attn: Corporate Secretary, at 999 Vanderbilt Beach Rd., Suite 601, Naples, Florida 34108. A revocation must be received no later than the beginning of voting at the Meeting.

3.	You may attend the Meeting and vote in person. Simply attending the Meeting will not, by itself, revoke your proxy.

Your most current proxy card received before the beginning of voting is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

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What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank, custodian or other nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These un-voted shares are counted as “broker non-votes.”

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Under our Bylaws, a quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. Abstentions and (because there is at least one “routine” matter to be voted on at the Meeting) broker non-votes will also be considered present for purposes of determining the existence of a quorum. As of the Record Date, there were 18,047,233 shares entitled to vote, including shares of our preferred stock, which entitles the holder thereof to the number of votes equal to the number of whole shares of common stock into which such shares are convertible as of the Record Date. Thus, the holders of 9,204,089 shares must be present in person or represented by proxy at the meeting to have a quorum.

How many votes are needed to approve each proposal?

Votes will be counted by the inspector of elections appointed for the Meeting, who will separately count votes “For” and “Against,” abstentions or withheld votes, and, if applicable, broker non-votes. Votes withheld and broker non-votes with respect to Proposal 1 will have no effect and will not be counted for the purposes of the vote for Proposal 1. Abstentions and broker non-votes (if applicable on Proposal 3) will be counted for the purposes of the vote total for Proposals 2 and 3 and will have the same effect as “Against” votes. The only routine matter on which brokers may vote without instructions is Proposal 2.

The following table describes the voting requirements for each proposal, including the vote required to approve each proposal and the effect that abstentions or broker non-votes will have on the outcome of the proposal:

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of directors	Nominees receiving the most “For” votes (plurality voting)	Withheld votes will have no effect	None
2	Ratification of the appointment of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.	“For” votes from the holders of a majority of the votes cast at the meeting	Against	N/A
3	Approval of the Amendment to provide for the election of a classified board of directors	“For” votes from the holders of a majority of shares entitled to vote on the matter (i.e., a majority of the outstanding shares)	Against	Against

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

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Where can I find more information about FTE Networks, Inc.?

We file periodic reports with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934. Our SEC filings are available from the SEC’s Internet site at http://www.sec.gov, which contains reports and other information regarding issuers that file electronically. Our filings with the SEC are also available without charge on our website (http://www.ftenet.com) as soon as reasonably practicable after filing. Further, the reports filed with the SEC may be inspected without charge at the SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549. Please call the SEC at (800) 732-0330 for further information on the Public Reference Room.

Who should I contact if I have questions or need assistance voting?

If you have any questions or need assistance with voting, please contact Kirstin Gooldy, our Chief Compliance & Communications Officer, by email at ir@ftenet.com dialing toll free at 877-850-4308.

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PROPOSAL ONE

ELECTION OF DIRECTORS

The Board is currently comprised of six (6) members. We are therefore recommending the election of six of our existing Board members at the Meeting. Our Bylaws provide for the authorization of up to seven (7) directors. Any vacancies in the Board may be filled by a majority vote of the remaining directors then in office, although less than quorum, during such time that our stockholders fail or are unable to fill any such vacancy. Each director so elected shall hold office for the balance of the term to which such director is elected.

Pursuant to our Bylaws, all of our directors have one-year terms and stand for election at each annual meeting. However, if Proposal 3 is approved, all of our directors will have staggered three-year terms and will stand for election upon the expiration of the term of the class to which the applicable director will be assigned by our board of directors following the Meeting. For a transition period necessary to implement Proposal 3, the initial term for Class I directors will expire at the annual meeting of stockholders in 2019; the initial term for Class II directors will expire at the annual meeting of stockholders in 2020; and the initial term for Class III directors will expire at the annual meeting of stockholders in 2021. After such transition period, each class will be elected for a three-year term.

Explanatory Note Regarding Future Elections of Directors Serving on a Classified Board

If our stockholders approve the Restated Certificate attached to this proxy as Appendix A, including the amendment to approve a classified board of directors as described in Proposal 3, our board of directors will be divided into three classes for future elections. Each class will consist, as nearly as possible, of one-third of the total number of directors, and except for a transition period necessary to implement Proposal 3, each class will have a three-year term.

At the recommendation of our nominating and corporate governance committee, our board of directors proposes that the nominees named below (each, a “Nominee” and collectively, the “Nominees”), each of whom is currently serving as a director, be elected to serve as provided below and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.

Director Nominee	Term	Expected Class (if Proposal 3 is approved)	Expected Term (if Proposal 3 is approved)
Fred Sacramone	2019 Annual Meeting of Stockholders	Class I	2019 Annual Meeting of Stockholders
Brad Mitchell	2019 Annual Meeting of Stockholders	Class I	2019 Annual Meeting of Stockholders
Patrick O’Hare	2019 Annual Meeting of Stockholders	Class II	2020 Annual Meeting of Stockholders
Luisa Ingargiola	2019 Annual Meeting of Stockholders	Class II	2020 Annual Meeting of Stockholders
Christopher Ferguson	2019 Annual Meeting of Stockholders	Class III	2021 Annual Meeting of Stockholders
Michael Palleschi	2019 Annual Meeting of Stockholders	Class III	2021 Annual Meeting of Stockholders

Nominees for Election to the Board of Directors at the Meeting

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the Nominees. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each of the Nominees has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

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The Nominees, their ages and current positions with the Company are as follows:

Name	Age	Title(s)
Michael Palleschi	43	Chief Executive Officer and Chairman of the Board
Fred Sacramone	49	Director
Luisa Ingargiola (1)	51	Director
Patrick O’Hare (3)	51	Director
Christopher Ferguson (2)	51	Director
Brad Mitchell	59	Director

(1)	Audit Committee Chair
(2)	Compensation Committee Chair
(3)	Nominating and Corporate Governance Chair

The following is a brief description of the specific experience and qualifications, attributes or skills of each Nominee that led to the conclusion that such person should serve as a director of the Company. Based on the attributes and skills of each Nominee, the Company believes its leadership structure is appropriate.

Michael Palleschi

Mr. Palleschi currently serves as the Chief Executive Officer and Chairman of the Board of Directors of FTE since being appointed in January 2014. Mr. Palleschi joined FTE in October 2010 where he served as Chief Operating Officer of Focus Venture Partners, which featured investments in growing telecom companies including Focus Fiber Solutions, Jus-Com and Townsend Careers. From June 2007 through 2010, he was the Director of Infrastructure Services for a South Florida facilities-based telecommunications company start-up. From 2000 through 2007, he held several Senior Management position at Level 3 Communications in New York and Georgia. Mr. Palleschi has also held several Sr. Management/Executive roles at major telecommunications companies such as Qwest Communications and MCI. Mr. Palleschi holds a degree in Engineering and Business Management. Mr. Palleschi also holds several professional and technical certifications.

Fred Sacramone

Mr. Sacramone joined FTE Networks in April 2017, when the Company acquired Benchmark Builders, Inc., a leading provider of general contracting management services based in New York. Mr. Sacramone was a co-founder of Benchmark in 2008, and served as the company’s president, continuing in that role following the transaction with FTE while becoming a member of the FTE Networks Board of Directors. Previously, Mr. Sacramone held senior roles in project management, overseeing large and complex projects, including work for Rockefeller Group, Simpson Thatcher, Trinity Real Estate, Del Friscos, Depository Trust, and NBC. He attended the University of Massachusetts (Amherst) and received a Bachelors of Business Administration (BBA ‘91) with a concentration in Finance and Economics.

Luisa Ingargiola

Ms. Ingargiola serves as a member of FTE’s board of directors, compensation committee and chair of the Audit Committee. Ms. Ingargiola previously served as the Chief Financial Officer for MagneGas, a NASDAQ listed technology company, which produces a plasma-based system for the gasification and sterilization of liquid waste. Ms. Ingargiola also serves as on the board of the JBF Foundation Worldwide and CES Synergies, Inc., where she serves as the Audit Committee Chair. Prior to joining MagneGas, Ms. Ingargiola worked as a Budget and Expense Manager for MetLife Insurance Company. In this capacity, she managed a $30-million-dollar annual budget. Her responsibilities included budget implementation, expense and variance analysis and financial reporting. Ms. Ingargiola previously served as a Board Director, Audit Committee Chair for CBD Energy Limited in 2014. Ms. Ingargiola received her Bachelor’s Degree from Boston University and her Master’s Degree from the University of South Florida.

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Patrick O’Hare

Mr. O’Hare serves as a member of FTE’s board of directors, Audit Committee, and chairman of the Nominating and Corporate Governance Committee. Mr. O’Hare has over 25 years’ experience in the telecommunications industry and is currently the Senior Vice President of Operations at ZenFi Networks, Inc. where he is responsible for network planning, engineering, operations, and service delivery. Prior to ZenFi, Mr. O’Hare was the Senior Vice President of Operations and Engineering at Sidera Networks where he led all operations, service delivery and engineering functions and was instrumental in the company’s acquisition by Berkshire Partners. Previously, he was Vice President of Field Operations for Zayo Bandwidth, where he was responsible for all aspects of field operations and the company’s fiber to the tower deployments. Prior to that, Mr. O’Hare was Vice President for Field Operations for Level 3 Communications, where he was responsible for all field operations for the East region of North America. During his tenure at Level 3, Mr. O’Hare also held responsibility nationally for the company’s Customer Program Management organization. Before joining Level 3, he held several management positions of increasing responsibility at Verizon’s predecessor companies; New York Telephone, NYNEX and Bell Atlantic. Mr. O’Hare holds an MBA from Long Island University and a BA from the State University of New York - University at Albany.

Christopher Ferguson

Mr. Ferguson serves as a member of FTE’s board of directors and chair of the Compensation Committee. Mr. Ferguson currently serves as the Chairman and Chief Executive Officer of Xspand Products Lab, Inc. and is the Managing Director of Tern Capital Partners, LLC, a private equity investment firm founded by Mr. Ferguson in 2013. In 2010, Mr. Ferguson co-founded a company in the fiber network industry, and he served as CEO of the company until June 2013. In addition to his duties at Tern Capital, Mr. Ferguson serves as a member of the Board of Directors for Pennsylvania Youth Theater, a non-profit children’s theater based in Bethlehem, PA, and as a member of the non-profit organization Embrace Your Dreams, which teaches life skills to at risk children through golf and tennis programs. In August 2001, Mr. Ferguson co-founded Mercer, a provider of innovative workforce management solutions to a variety of industries including transportation and engineering, with co-founder, Michael Traina. Prior to founding Mercer, Mr. Ferguson and former New Jersey Governor, James J. Florio, co-founded The Florio Group, a private equity investment company. In addition, Mr. Ferguson served as Chief Financial Officer for Cabot Marsh Corporation in 1995 and remained as a director for the company until 1999. Mr. Ferguson has been a member of the New Jersey and Pennsylvania Bars since 1994. He graduated from Widener University School of Law in May of 1994 and received a Bachelor of Arts Degree from Villanova University in May of 1990. We believe Mr. Mitchell’s unique combination of insider knowledge and wide-ranging industry experience gained in both the private equity and established industry arenas qualifies him to serve as a director.

Brad Mitchell

Mr. Mitchell serves as a member of FTE’s board of directors and currently serves as President of TelePacific Communications Texas, where he is responsible for TelePacific’s operations across the state of Texas. Mr. Mitchell returned to TelePacific after previously serving as Senior Vice President - Field Operations and was instrumental in creating TelePacific’s customer-centric structure by leading the TelePacific’s sales operations during TelePacific’s early years. Prior to TelePacific, Mr. Mitchell served as Area Vice President at Sprint PCS, where he launched and operated several markets in the southeast, including New Orleans and Atlanta. More recently, he served as Executive Vice President of Cable & Wireless’ International Accounts and also built a highly successful retail franchise operation. Mr. Mitchell earned a degree in Business Administration from Oglethorpe University in Atlanta. We believe Mr. Mitchell’s unique combination of insider knowledge and wide-ranging industry experience gained in both the venture capital and established industry arenas qualifies him to serve as a director.

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Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the Nominees has been involved in any legal proceeding that is material to the evaluation of their ability or integrity relating to any of the items set forth under Item 401(f) of Regulation S-K. None of the Nominees is a party adverse to the Company or any of its subsidiaries in any material proceeding or has a material interest adverse to the Company or any of its subsidiaries.

Family Relationships

None of the Nominees or the Company’s executive officers is related by blood, marriage or adoption.

THE BOARD RECOMMENDS THAT YOU VOTE

“FOR”

THE ELECTION OF EACH NAMED NOMINEE

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PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed Marcum LLP (“Marcum”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018. Services provided to the Company by our independent registered public accountants during past two fiscal years are described below.

Fee Category	2017 Fees	2016 Fees
Audit fees (1)	$461,306	$419,622
Audit related fees (2)	$60,622	—
Tax fees	—	—
All other fees(3)	$118,965	—
	$640,893	$419,622

(1)	Aggregate fees billed or expected to be billed by the principal accountant for the audit of the annual financial statements and review of the financial statements included in the registrant’s form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the last two fiscal years.
(2)	Audit related fees consist of fees billed for services rendered in connection with the acquisition of Benchmark Builders and our Form 8-K filing.
(3)	Acquisition audits of Benchmark Builders

All audit and non-audit services performed by the independent accountants have been pre-approved by the Audit Committee to assure that such services do not impair the auditors’ independence from us.

We are asking our stockholders to ratify the selection of Marcum as our independent registered public accountants.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

THE BOARD RECOMMENDS THAT YOU VOTE

“FOR”

THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL

YEAR ENDING DECEMBER 31, 2018

In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

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PROPOSAL THREE

TO APPROVE THE AMENDMENT TO PROVIDE FOR THE ELECTION OF A CLASSIFIED BOARD

Our board of directors has unanimously approved and recommends that our stockholders approve the Amendment in the form attached to this proxy as Appendix A that provides for the establishment of a classified board structure. Our board of directors currently consists of six members elected to one-year terms at each annual meeting of stockholders. The proposed amendment divides our board of directors into three classes, with each class having a three-year term expiring in a different year.

Classified Board of Directors

Nevada law provides that, unless otherwise provided in a company’s articles of incorporation or bylaws, directors are elected for a one-year term at the annual meeting of stockholders. Our Bylaws currently provide for directors to be elected at each annual meeting. If adopted, Proposal 3 would amend our Articles of Incorporation to provide that our board of directors be divided into three classes of directors serving staggered three-year terms, which will supersede the current provision in the Bylaws. As a result, approximately one-third of our board of directors would be elected each year. Initially, during the implementation of the classified board structure, seven directors would serve between one- to three-year terms. The two directors elected to Class I would serve for approximately one year, the two directors elected to Class II would serve for approximately two years, and the three directors elected to Class III would serve for approximately three years. After this transition, each of our directors would serve for three-year terms, with one class being elected each year. If this Proposal 3 is approved, the Amendment authorizes our board of directors to assign directors then in office to classes upon the filing with the Secretary of State of the State of Nevada of the Amendment providing for classification of the board of directors, and our board of directors will be responsible for assigning new directors to classes upon their appointment or election to the board. For additional information about the classes in which our nominees are expected to serve if Proposal 3 is approved, please see Proposal 1 regarding director elections, above.

Under our Bylaws, any vacancies in the Board may be filled by a majority vote of the remaining directors then in office, although less than quorum, during such time that our stockholders fail or are unable to fill any such vacancy. Any such newly appointed director will hold office until the next election of the class for which such director has been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal. If this Proposal 3 is approved, the provisions related to filling vacancies will not be changed by the Amendment.

Advantages of a Classified Board of Directors with Vacancies Filled by the Board

Our board of directors believes that a classified board of directors with three-year terms and the election of approximately one-third of the directors each year with all vacancies filled by our board of directors will help to assure the continuity and stability of our long-term policies in the future and to reduce the Company’s vulnerability to hostile and potentially abusive takeover tactics that could be adverse to the best interests of the Company’s stockholders. Our board of directors believes that, by encouraging potential acquirers to negotiate directly with our board of directors, thereby giving the board added leverage in such negotiations, a classified board structure will increase the likelihood of bona fide offers for the Company by serious acquirers. A classified board would not preclude unsolicited acquisition proposals but, by eliminating the threat of imminent removal, would put our board in a position to act to maximize value for all stockholders. A longer term in office also would allow our directors to stay focused on long-term value creation, without undue pressure that may come from special interest groups intent on pursuing their own agenda at the expense of the interests of the Company and its other stockholders. Further, it would enable the Company to benefit more effectively from directors’ (particularly non-management directors’) experience, knowledge of the Company and wisdom, while helping the Company to attract and retain highly qualified individuals willing to commit the time and dedication necessary to understand the Company, its operations and its competitive environment.

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Disadvantages of a Classified Board of Directors with Vacancies Filled by the Board

While a classified board of directors with all vacancies filled by our board of directors may have the beneficial effects discussed immediately above, it may also discourage some takeover bids, including some that would otherwise allow stockholders the opportunity to realize a premium over the market price of their stock or that a majority of our stockholders otherwise believes may be in their best interests to accept or where the reason for the desired change is inadequate performance of our directors or management. Because of the additional time required to change control of our board of directors, a classified board may also make it more difficult and more expensive for a potential acquirer to gain control of our board of directors and our Company. Currently, a change in control of our board of directors can be made by stockholders holding a plurality of the votes cast at a single annual meeting. If we establish a classified board of directors, it will take at least two annual meetings for a potential acquirer to effect a change in control of our board of directors, even if the potential acquirer were to acquire a majority of our outstanding common stock.

Vote Required for Approval

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions and Broker non-votes will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

THE BOARD RECOMMENDS THAT YOU VOTE

“FOR”

THE AMENDMENT TO PROVIDE FOR THE ELECTION OF A CLASSIFIED BOARD

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CORPORATE GOVERNANCE

Committees of our Board of Directors

Committee Composition

The Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The following table sets forth the current membership of each of these committees:

Audit Committee	Compensation Committee	Nominating and Governance Committee
Luisa Ingargiola*	Christopher Ferguson*	Patrick O’Hare*
Christopher Ferguson	Luisa Ingargiola	Christopher Ferguson
Patrick O’Hare		Brad Mitchell
* Chairperson of the committee

Audit Committee

Our Audit Committee consists of Luisa Ingargiola (Chairperson), Christopher Ferguson and Patrick O’Hare, each of whom is an independent director as defined in the NYSE American rules and the rules of the U.S. Securities and Exchange Commission (the “SEC”). Based upon past employment experience in finance and other business experience requiring accounting knowledge and financial sophistication, our Board has determined that Ms. Ingargiola is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K, and that each member of our Audit Committee is able to read and understand fundamental financial statements. We have implemented a written charter, available at www.ftenet.com, for our Audit Committee which provides that our Audit Committee is responsible for, among other things:

●	appointing, compensating, retaining, overseeing the independence and performance of and terminating our independent auditors and pre-approving all audit and non-audit services permitted to be performed by the independent auditors;

●	discussing with management and the independent auditors our quarterly and annual audited financial statements, our internal control over financial reporting, and related matters;

●	reviewing and discussing with management and the independent auditors the Management’s Discussion and Analysis section of the Company’s Forms 10-Q and 10-K prior to filing with the SEC;

●	reviewing and discussing with the independent auditors any reports, comments or recommendations made to the Company and consulting with the independent auditors at least once per quarter regarding internal controls and reporting procedures;

●	reviewing, at least quarterly, the status of any legal matters which could significantly impact the Company’s financial statements

●	reviewing with management the Company’s program for promoting compliance with the applicable legal and regulatory requirements;

●	reviewing and approving any related party transactions;

●	monitoring compliance with our Code of Ethics;

●	meeting separately, periodically, with management and the independent auditors;

●	annually reviewing and reassessing the adequacy of our Audit Committee Charter;

●	such other matters that are specifically delegated to our Audit Committee by our Board from time to time; and

●	maintaining minutes of meetings and reporting regularly to the Board of Directors.

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The Audit Committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 16, as amended; and (iii) received the written disclosures and letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence. Based on such review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2017.

Compensation Committee

Our Compensation Committee consists of Christopher Ferguson (Chairman) and Luisa Ingargiola, each of whom is an independent director as defined in the NYSE American rules, a “non-employee director” under Rule 16b-3 promulgated under the Exchange Act of 1934 (the “Exchange Act”), and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code. We have implemented a written charter for our Compensation Committee, available at www.ftenet.com, which provides that our Compensation Committee is responsible for, among other things:

●	reviewing and making recommendations to our Board regarding our compensation policies and forms of compensation provided to our directors and officers;

●	reviewing and assisting the Board and Management in enforcing the prohibition on loans by the company to officers and directors;

●	reviewing and making recommendations to our Board regarding bonuses for our officers and other employees;

●	reviewing and making recommendations to our Board regarding stock-based compensation for our directors and officers;

●	annually reviewing and reassessing the adequacy of our Compensation Committee Charter;

●	administering our stock option plans in accordance with the terms thereof; and

●	such other matters that are specifically delegated to the Compensation Committee by our Board after the business combination from time to time.

The Compensation Committee has the principal responsibility for the compensation plans of the Company, particularly as applied to the compensation of executive officers and directors. The Compensation Committee Charter sets forth the authority and responsibilities of the Committee for the performance evaluation and compensation of the Company’s CEO, executive officers and directors, and significant compensation arrangements, plans, policies and programs of the Company. The Committee has authority to retain such outside counsel, experts and other advisors as it determines to be necessary to carry out its responsibilities, including the authority to approve an external advisor’s fees and other retention terms on behalf of the Company. Pursuant to the Compensation Committee Charter, the Company shall provide appropriate funding to the Committee, as determined by the Committee in its capacity as a Committee of the Board, for payment of compensation to any outside advisors engaged by the Committee.

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The Compensation Committee annually reviews and approves the corporate goals and objectives relevant to CEO compensation and evaluates the CEO’s performance in light of such goals and objectives. Based on this evaluation the Committee makes and annually reviews decisions regarding: (i) salary paid to the CEO; (ii) the grant of all cash based bonuses and equity compensation to the CEO; (iii) the entering into or amendment or extension of any employment contract or similar arrangement with the CEO; (iv) any CEO severance or change in control arrangement; and (v) any other CEO compensation matters as from time to time directed by the Board. In determining the long-term incentive component(s) of the CEO’s compensation, the Committee considers the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers at companies that the Committee determines comparable based on factors it selects and the incentive awards given to the Company’s CEO in prior years.

The Committee also meets with the CEO each fiscal year to discuss the compensation programs to be in effect for the Company’s executive officers for such fiscal year and to review and approve the corporate goals and objectives relevant to those programs. In light of these goals and objectives, the Committee makes and annually reviews decisions regarding: (i) salary paid to the executive officers; (ii) the grant of cash-based bonuses and equity compensation provided to the executive officers; (iii) performance targets for executive officers; (iv) the entering into or amendment or extension of any employment contract or similar arrangement with the executive officers; (v) executive officers’ severance or change in control arrangements; and (vi) any other executive officer compensation matters as from time to time directed by the Board. In determining the long-term incentive component(s) of the executive officer’s compensation, the Committee considers the Company’s performance and relative stockholder return, the value of similar incentive awards to executive officers at companies that the Committee determines comparable based on factors it selects and the incentive awards given to the Company’s executive officers in prior years.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Patrick O’Hare (Chairman), Christopher Ferguson and Brad Mitchell, each of whom is an independent director as defined in the NYSE American rules. We have implemented corporate governance guidelines as well as a written charter for our Nominating and Corporate Governance Committee, available at www.ftenet.com, which provides that our Nominating and Corporate Governance Committee is responsible for, among other things:

●	defining the future needs of the Board and overseeing the process by which individuals may be nominated to our Board and its standing committees;

●	making recommendations as to the size, functions and composition of our Board and its committees;

●	identifying, recruiting, evaluating, approving and nominating potential directors;

●	considering nominees proposed by our stockholders;

●	establishing and periodically assessing the criteria for the selection of potential directors;

●	making recommendations to the Board on new candidates for Board membership;

●	Reviewing the Company’s Insider Trading Policy and recommending any changes for approval by the Board;

●	overseeing corporate governance matters including educating directors and identifying any potential conflicts of interest;

●	recommending that the Board establish special committees as necessary; and

●	reviewing annually and reassessing the adequacy of our Nominating and Corporate Governance Committee Charter.

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In making nominations, the Nominating and Corporate Governance Committee intends to submit candidates who have high personal and professional integrity, who have demonstrated exceptional ability and judgment and who are effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. In evaluating nominees, the Nominating and Corporate Governance Committee intends to take into consideration attributes such as leadership, independence, interpersonal skills, financial acumen, business experiences, industry knowledge, and diversity of viewpoints.

One of the primary responsibilities of the Nominating and Corporate Governance Committee is to make appropriate recommendations to the Board for the appointment or re-appointment of directors. The Company seeks to have directors who, in addition to relevant technical, commercial and securities expertise, meet the highest standards of personal integrity, judgment and critical thinking, and an ability to work in an open environment with other directors to further the interests of the Company and its shareholders. In recommending appointments to the Board, the Committee is mindful of the overall balance of the skills, knowledge and experience of Board members against the current and future requirements of the Company and of the benefits of diversity. The Company recognizes the importance of diversity at all levels of the Company as well as on the Board and considers overall Board balance and diversity when appointing new directors. Board appointments are, in the final analysis, made on merit.

The Company employs multiple strategies in identifying director nominees, including the obtaining of recommendations from security holders, recommendations from current directors, and from the Company’s corporate advisors. The Company also utilizes professional recruitment firms, as may be required, in seeking qualified director nominees. The qualifications of director nominees are evaluated by the Nominating and Corporate Governance Committee to determine if the director nominees have the requisite technical and commercial expertise to maintain a proper balance of skills required by the Board. There are no differences in the evaluation of director nominees recommended by security holders. Director nominees are interviewed in depth by the Committee and the Board to further qualify the director nominees and evaluate the personal integrity and character of the candidate.

Board Leadership Structure and Role in Risk Oversight

The Board does not have a policy on whether the offices of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from among the independent directors. Our Board believes that it should have the flexibility to make these determinations at any given time in the way that it believes best to provide appropriate leadership for the Company at that time. Our Board has reviewed our current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, and other relevant factors. Considering these factors, the Company has determined to have the same individual, Michael Palleschi, serve as Chief Executive Officer and Chairman of the Board. The Board does not have nor has it appointed a lead independent director.

The Board administers its risk oversight function directly and through the Audit Committee. The Board and the Audit Committee regularly discuss with management the Company’s major risk exposures, their potential financial impact on the Company, and the steps taken to monitor and control those risks.

Director Independence

The Board has determined that Patrick O’Hare, Luisa Ingargiola, Christopher Ferguson and Brad Mitchell are independent as that term is defined in the listing standards of the NYSE American. In making these determinations, our Board has concluded that none of our independent directors has an employment, business, family or other relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Michael Palleschi is not considered independent because of his role as Chief Executive Officer of the Company, and Fred Sacramone is not considered independent because of his role as President of Benchmark Builders, Inc., our wholly owned-subsidiary. We expect our independent directors to meet in executive session (without the participation of executive officers or other non-independent directors) at least two times each year, and the independent directors may appoint an independent director to preside over each such meeting of independent directors.

Board Meetings

The Board held two meetings (including regularly scheduled and special) during the fiscal year ended December 31, 2017. Each incumbent director attended greater than seventy-five percent (75%) of the aggregate of the total number of meetings of the Board (held during the period for which each director has been a director) and the total number of meetings held by all committees of the board on which each director served (during the period for which each director has been a director).

The Board encourages all of its members to attend its Board meetings.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires an issuer’s officers and directors, and persons who own more than ten percent (10%) of a registered class of a company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than ten percent (10%) stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

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To our knowledge, based solely on a review of the copies of such reports furnished to us, we believe that all reports under Section 16(a) required to be filed by our officers and directors and greater than ten percent (10%) beneficial owners were timely filed.

Code of Ethics

Effective January 5, 2015, the Board adopted a Code of Business Conduct and Ethics with the purpose of assuring that all employees and officers of the Company and its subsidiaries understand and adhere to high ethical standards of conduct. A copy of the Code of Business Conduct and Ethics is available on the Company website at www.ftenet.com. We have also adopted an Insider Trading Policy that applies to all directors, officers, and employees.

Indemnification of Directors and Officers

Our directors and executive officers are indemnified as provided by the Nevada law and our Bylaws. These provisions state that our directors may cause us to indemnify a director or former director against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, and reasonably incurred by him/her as a result of him acting as a director. The indemnification of costs can include an amount paid to settle an action or satisfy a judgment. Such indemnification is at the discretion of our board of directors and is subject to the Securities and Exchange Commission’s policy regarding indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, or otherwise. We have been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

EXECUTIVE OFFICERS

General

Certain information concerning our executive officers who are not Nominees as of the date of this Proxy Statement is set forth below. Each officer of the Company shall be elected by the Board, may be classified by the Board as an executive officer or a non-executive officer (or as a non-officer) at any time, and shall serve at the pleasure of the Board. None of our executive officers or directors is related by blood, marriage or adoption.

Name	Age	Titles
David Lethem	60	Chief Financial Officer (Principal Financial and Accounting Officer)
Lynn Martin	50	Chief Operating Officer

A brief biography of the executive officer who is not also a Nominee is set forth below:

David Lethem, Chief Financial Officer

Mr. Lethem currently serves as the Chief Financial Officer of FTE. He was appointed to this role in June 2014. Mr. Lethem joined FTE in April 2014 as Vice President of Corporate Compliance. Prior to joining FTE, Mr. Lethem was the Director of Finance and Audit for Audit Management Solutions, Incorporated from November of 2007 to April 2014. He was responsible for the financial, operational, and audit management of both public and private companies working in the banking, telecommunications, mobile marketing, manufacturing, and finance sectors. Additionally, his experience during that time involved reverse mergers, SEC compliance, international operations, and technical accounting matters. Mr. Lethem earned his Bachelor of Arts at the University of Dubuque and MBA from California Coast University. His is also holds the following certifications, CIA and CRMA.

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Lynn Martin, Chief Operating Officer

Mr. Martin currently serves as the Chief Operating Officer of FTE Networks, Inc. since being appointed in September 2016. Prior to joining FTE, Mr. Martin was Senior Vice President of the communications, software, and technology division of Nexius where he was responsible for growing the business by delivering end-to-end network solutions for emerging technologies, such as Open Source/NFV/SDN and infrastructure services that provided relevant value to customers and helped them to optimize their businesses. Mr. Martin also served as Executive Director of Telcordia Technologies, managing the company’s next generation software product line, a senior strategist in Accenture’s Network Practice, and as Vice President of Operational Integration and Process Management at Level 3 Communications for more than 10 years.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of our officers has been involved in any legal proceeding that is material to the evaluation of their ability or integrity relating to any of the items set forth under Item 401(f) of Regulation S-K. None of the officers is a party adverse to the Company or any of its subsidiaries in any material proceeding, or has a material interest adverse to the Company or any of its subsidiaries.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

The following table sets forth certain information with respect to compensation for the years ended December 31, 2017 and 2016 earned by or paid to our chief executive officer and our two most highly compensated executive officers, other than our chief executive officer, whose total compensation exceeded US$100,000 (the “named executive officers”).

Summary Compensation Table

Name and Principal		Salary	Bonus	Stock awards	Stock options	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation	Total
Position	Year	$	$	$	$	$	$	$	$
Michael Palleschi,	2017	255,961	-	298,193	-	-	-	-	554,154
Chief Executive Officer	2016	288,010	-	97,099	-	-	-	-	385,109

David Lethem,	2017	166,154	-	86,666	-	-	-	-	252,820
Chief Financial Officer	2016	118,846	-	97,099	-	-	-	-	118,846

Lynn Martin,	2017	271,154	-	94,000	-	-	-	-	355,154
Chief Operating Officer	2016	152,885	-	6,992	-	-	-	-	159,877

Employment Agreements

On June 13, 2014, FTE Networks, Inc. entered into an employment agreement with Michael Palleschi to serve as our Chief Executive Officer (“CEO”) in consideration of a salary of $250,000 per year, with standard employee insurance and other benefits. The employment agreement began on June 13, 2014 and ends on June 13, 2017, after which it may be renewed on a year to year basis, until terminated by either party with 30 days written notice. On October 26, 2015, the employment agreement was amended to extend the term of Mr. Palleschi’s employment through June 13, 2024.

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On June 2, 2014, FTE Networks, Inc. entered into an employment agreement with David Lethem to serve as our Chief Financial Officer (“CFO”) in consideration of a salary of $120,000 per year with standard employee insurance and other benefits. The employment agreement ends on June 2, 2017, with automatic one-year extensions.

On September 27, 2016, FTE Networks, Inc. entered into an employment agreement with Lynn Martin to serve as our Chief Operating Officer (“COO”) in consideration of a salary of $250,000 per year with standard employee insurance and other benefits. The employment agreement ends on September 27, 2019.

Outstanding Equity Awards at Last Fiscal Year End

The following table sets forth all outstanding equity awards held by our named executive officers as of December 31, 2017.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Exercisable Options (#)	Number of Securities Underlying Unexercisable Options (#)	Omnibus Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Michael Palleschi,
Chief Executive Officer	-	-	-	-	-	-	-	-	-

David Lethem,
Chief Financial Officer	-	-	-	-	-	-	-	-	-

Lynn Martin,
Chief Operating Officer	-	-	-	-	-	-	-	-	-

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the Board of Directors or the Compensation Committee.

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Director Compensation

The following table sets forth the compensation earned by each non-executive director for the year ended December 31, 2017. As an executive director, Mr. Palleschi did not receive any compensation for his service as a director.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Change in pension valued and nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Luisa Ingargiola	20,000	2,500	-	-	-	84,000	106,500
Patrick O’Hare	10,000	2,500	-	-	-	-	22,500
Brad Mitchel	10,000	2,500	-	-	-	-	22,500
Chris Ferguson	-	2,500	-	-	-	84,000	86,500
Fred Sacramone	-	-	250,000	-	-	250,000	500,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

The following discussion relates to types of transactions involving our company and any of our executive officers, directors, director nominees or five percent (5%) stockholders, each of whom we refer to as a “related party.” For purposes of this discussion, a “related-party transaction” is a transaction, arrangement or relationship:

●    in which we participate;

●    that involves an amount in excess of the lesser of $120,000 or 1% of the average of our total assets at year end for the last two completed fiscal years; and

●    in which a related party has a direct or indirect material interest.

From January 1, 2017 through the date of this Annual Report on Form 10-K, there have been no related-party transactions, except for the executive officer and director compensation arrangements described in the section “Executive Compensation” and as described below.

Guarantees/Related Party Advances

The CEO provided cash advances witnessed by interest-bearing notes totaling $0 and $536,000, as of September 30, 2018 and December 31, 2017, respectively, and provided cash advances totaling approximately $0 and $80,000, as of September 30, 2018 and December 31, 2017, respectively. Additionally, the CEO provided a personal credit card account for the purchase of goods and services by FTE. While the credit card balances are reflected in the Company’s books and records, the CEO is personally liable for the payment of the entire amount of the open credit obligation, which was approximately $0 and $12,000 as of September 30, 2018 and December 31, 2017, respectively.

Additionally, we entered into several secured equipment financing arrangements with total obligations of approximately $47,000 and $345,000 as of September 30, 2018 and December 31, 2017, respectively, that required the guaranty of a company officer, which was provided by him.

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The CFO provided an unsecured, interest-bearing note totaling $150 during the year ended December 31, 2017. The balance on the note was approximately $0 and $80,000 as of September 30, 2018 and December 31, 2017, respectively. Additionally, the CFO personally guaranteed several secured equipment financing arrangements with total obligations of approximately $69,000 and $562,000 as of September 30, 2018 and December 31, 2017, respectively.

The CFO also provides a personal credit card account for the purchase of goods and services by FTE. While the credit card balances are reflected in our books and records, the CFO is personally liable for the payment of the entire amount of the open credit obligation, which was approximately $0 and $14,000 at September 30, 2018 and December 31, 2017, respectively.

Mr. Chris Ferguson, a member of the Board of Directors, has provided cash advances totaling approximately $147,000 as of September 30, 2018 and December 31, 2017.

Benchmark Notes

On April 20, 2017, we issued Series A convertible promissory notes, in the aggregate principal amount of $12,500,000 to the former owners of Benchmark and significant shareholders of our company, maturing on April 20, 2019. Interest is computed at the rate of 5% percent per annum on the outstanding principal, is payable in arrears quarterly, commencing June 30, 2017 by capitalizing it to the outstanding principal amount. Interest expense was approximately $168,000 and $491,000 for the three and nine months ended September 30, 2018, respectively, and approximately $159,000 and $281,000 for the three and nine months ended September 30, 2017, respectively.

On April 20, 2017, we issued Series B Notes in the aggregate principal amount of $30,000,000 to the former owners of Benchmark and significant shareholders of our company, which mature on April 20, 2020. Interest is computed at the rate of 3% per annum on the outstanding principal is payable in arrears quarterly, commencing June 30, 2017 by capitalizing it to the outstanding principal amount. Interest expense was approximately $236,000 and $694,000 for the three and nine months ended September 30, 2018, respectively, and approximately $228,000 and $403,000 for the three and nine months ended of September 30, 2017, respectively.

On April 20, 2017, we issued Series C Notes in the aggregate principal amount of $7,500,000 to the former owners of Benchmark and significant shareholders of our company, one of whom is a director, which matured on October 20, 2018. Interest computed at the rate of 3% per annum on the outstanding principal, was payable in arrears quarterly, commencing June 30, 2017 by capitalizing it to the outstanding principal amount. Interest expense was approximately $37,000 and $129,000 for the three and nine months ended September 30, 2018, respectively, and approximately $55,000 and $97,000 for the three and nine months ended of September 30, 2017, respectively. The Series C Notes have been repaid in full as of the date of this Proxy Statement.

Total related party notes consisted of the following:

	September 30, 2018	December 31, 2017
CEO and Board Member Cash Advance	$379,000	$1,043,000
CFO	—	80,000
Series A Notes	13,433,000	12,942,000
Series B Notes	31,327,000	30,633,000
Series C Notes	4,882,000	7,403,000
	50,021,000	52,101,000
Less: current portion	(18,334,000)	(8,526,000)
Less: discount on related party notes	(3,224,000)	(5,045,000)
Total related party notes	$28,463,000	$38,530,000

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Policies and Procedures for Related Party Transactions

Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates, in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year end for the last two completed fiscal years must first be presented to our Audit Committee for review, consideration and approval. All of our directors, executive officers and employees will be required to report to our Audit Committee any such related party transaction. In approving or rejecting the proposed agreement, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. Our Audit Committee will approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee determines in the good faith exercise of its discretion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning beneficial ownership of shares of our Common Stock with respect to (i) each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, (ii) each director of our company, (iii) the executive officers of our company, and (iv) all directors and officers of our company as a group. Unless otherwise indicated or the table or the footnotes below, the address for each beneficial owner is c/o FTE Networks, Inc., 999 Vanderbilt Beach Boulevard, Suite 601 Naples FL 34108.

Beneficial ownership is determined in accordance with the rules of SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock that are currently exercisable or exercisable within 60 days of November 12, 2018 are deemed to be beneficially owned by the person holding such securities and for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner	Common Stock Beneficially Owned (1)		% of Class
Directors and Officers
Michael Palleschi, Chief Executive Officer and Chairman of the Board	747,602	(2)	6.1%
David Lethem, Chief Financial Officer	473,071		3.9%
Lynn Martin, Chief Operations Officer	62,413		* %
Chris Ferguson, Director	2,200		* %
Luisa Ingargiola, Director	467,251		3.8%
Patrick O’Hare, Director	467,251		3.8%
Brad Mitchell, Director	233,826		1.9%
Fred Sacramone, Director	356,513		2.9%
All Directors and Officers as a group (8 persons)	2,810,127		23.1%

5% Shareholders
5G Investments, LLC (3)	1,138,150		9.3%
Brian McMahon(4)	713,026		5.9%
TLP Investments, LLC	905,770		7.4%
Lateral Investment Management(5)	809,242		6.6%

* Less than 1%.

(1)	Based on 12,173,173 shares of our Common Stock, as disclosed in our quarterly report on Form 10-Q for the period ended September 30, 2018.

(2)	Excludes shares of preferred stock registered in the name of Mr. Palleschi, which are convertible into 1,890,519 shares of common stock and are entitled to vote together with the holders of our common stock.

(3)	The address for Laidlaw & Co. (UK), LTD 546 5th Avenue 23rd Floor, New York, New York 10036

(4)	Brian McMahon is a Principal and co-founder of Benchmark Builders, Inc., our wholly-owned subsidiary.

(5)	The Lateral Entities are comprised of Lateral FTE Feeder, LLC and Lateral US Credit Opportunities Fund, L.P., Lateral BVM Feeder LLC. The Address for Lateral Entities is 1825 S. Grant Street, Suite 210, San Mateo, CA 94402.

We know of no arrangements, including pledges, by or among any of the forgoing persons, the operation of which could result in a change of control of us.

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OTHER MATTERS

Delivery of Documents to Stockholders Sharing an Address

Only one Proxy Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver, upon written or oral request, a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by writing to us at 999 Vanderbilt Beach Rd., Suite 601, Naples, Florida 34108 or by telephone at 877-850-4308.

Submission of Stockholder Proposals

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices on or before December [●], 2019 (unless the date of the 2019 annual meeting of stockholders is not within thirty (30) days of December 26, 2018, in which case the proposal must be received no later than a reasonable period of time before we begin to print and send our proxy materials for our 2019 annual meeting). A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

Stockholder Communications

The Board welcomes communications from our stockholders. Stockholders who wish to communicate with the Board, or to the independent directors of the Board, may send a letter to Luisa Ingargiola, Chairman of the Audit Committee, at 999 Vanderbilt Beach Rd., Suite 601, Naples, Florida 34108. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by Ms. Ingargiola and submitted to the entire Board, or to an executive session of the independent directors, as applicable, no later than the next regularly scheduled Board meeting.

Interest of Officers and Directors in Matters to Be Acted Upon

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year, and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon.

Dissenters’ Rights of Appraisal

Under the Nevada Revised Statutes and the Company’s Articles of Incorporation, as amended, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Meeting.

Annual Report

A copy of our Annual Report on Form 10-K for the year ended December 31, 2017, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to FTE Networks, Inc. at 999 Vanderbilt Beach Rd., Suite 601, Naples, Florida 34108, or on the SEC’s internet website at http://www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

November 28, 2018	/s/ Michael Palleschi
Michael Palleschi
Chief Executive Officer and Chairman of the Board

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APPENDIX A

Proposed Amendment to the Articles of Incorporation

Article IV of the articles of incorporation is amended by deleting the provisions of that article and substituting the following provision:

IV. Directors. Directors shall hold office from the close of the annual meeting for a term of three years, or until their successors have been elected and qualified or appointed. Provided that at least one-fourth in number of the directors of the Corporation must be elected annually, directors shall be classified with respect to the time for which they shall hold office by dividing them into three classes, each class to consist of as nearly as possible, an equal number of directors. With respect to the first election of directors following this amendment to the articles, the directors of the first class shall hold office for an initial term of one year, the directors of the second class for an initial term of two years, and the directors of the third class for an initial term of three years. The composition of the three classes shall be determined by the directors prior to the first election of directors under this amendment. At the close of each annual meeting of the Corporation, the successors to the class of directors whose terms expire that year shall commence to hold office for a term of three years, or until their successors have been elected and qualified or until earlier resignation or removal. In the event of an increase in the number of directors, the remaining directors shall assign the newly created positions to the appropriate class or classes so that the three classes shall continue to consist of, as nearly as possible, an equal number of directors.

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